                                                                   EXHIBIT 20.1


                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-3


                                                      Distribution Date: 9/17/01



Section 5.2 - Supplement                                       Class A          Class B        Collateral              Total
---------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                   0.00            0.00             0.00                0.00

(ii)   Monthly Interest Distributed                            2,336,250.00      136,149.60       133,382.40        2,605,782.00
       Deficiency Amounts                                              0.00            0.00                                 0.00
       Additional Interest                                             0.00            0.00                                 0.00
       Accrued and Unpaid Interest                                                                      0.00                0.00

(iii)  Collections of Principal Receivables                   69,607,076.81    3,954,919.42     5,536,954.69       79,098,950.92

(iv)   Collections of Finance Charge Receivables               7,049,819.97      400,555.10       560,783.98        8,011,159.05

(v)    Aggregate Amount of Principal Receivables                                                               21,461,014,160.96

                                         Investor Interest   450,000,000.00   25,568,000.00    35,795,636.36      511,363,636.36
                                         Adjusted Interest   450,000,000.00   25,568,000.00    35,795,636.36      511,363,636.36

                                               Series
       Floating Investor Percentage                  2.38%           88.00%           5.00%            7.00%             100.00%
       Fixed Investor Percentage                     2.38%           88.00%           5.00%            7.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                    95.61%
               30 to 59 days                                                                                               1.46%
               60 to 89 days                                                                                               1.01%
               90 or more days                                                                                             1.92%
                                                                                                             -------------------
                                                  Total Receivables                                                      100.00%

(vii)  Investor Default Amount                                 2,236,366.67      127,065.38       177,893.71        2,541,325.76

(viii) Investor Charge-Offs                                            0.00            0.00             0.00                0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                      0.00            0.00             0.00

(x)    Net Servicing Fee                                         375,000.00       21,306.67        29,829.70          426,136.36

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                     12.84%

(xii)  Reallocated Monthly Principal                                                   0.00             0.00                0.00

(xiii) Closing Investor Interest (Class A Adjusted)          450,000,000.00   25,568,000.00    35,795,636.36      511,363,636.36

(xiv)  LIBOR                                                                                                            3.64000%

(xv)   Principal Funding Account Balance                                                                                    0.00

(xvii) Accumulation Shortfall                                                                                               0.00

(xviii)Principal Funding Investment Proceeds                                                                                0.00

(xx)   Principal Investment Funding Shortfall                                                                               0.00

(xxi)  Available Funds                                         6,674,819.97      379,248.44       530,954.29        7,585,022.69

(xxii) Certificate Rate                                            6.23000%        6.39000%         4.16500%




       By:
               -----------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-2

                                                      Distribution Date: 9/17/01



Section 5.2 - Supplement                                     Class A         Class B       Collateral                Total
----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                0.00            0.00            0.00                     0.00

(ii)   Monthly Interest Distributed                         2,740,833.33      160,416.67      176,057.29             3,077,307.29
       Deficiency Amounts                                           0.00            0.00                                     0.00
       Additional Interest                                          0.00            0.00                                     0.00
       Accrued and Unpaid Interest                                                                  0.00                     0.00

(iii)  Collections of Principal Receivables                85,075,316.10    4,833,824.78    6,767,354.69            96,676,495.57

(iv)   Collections of Finance Charge Receivables            8,616,446.63      489,570.83      685,399.16             9,791,416.62

(v)    Aggregate Amount of Principal Receivables                                                                21,461,014,160.96

                                      Investor Interest   550,000,000.00   31,250,000.00   43,750,000.00           625,000,000.00
                                      Adjusted Interest   550,000,000.00   31,250,000.00   43,750,000.00           625,000,000.00

                                               Series
       Floating Investor Percentage                2.91%          88.00%           5.00%           7.00%                  100.00%
       Fixed Investor Percentage                   2.91%          88.00%           5.00%           7.00%                  100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                     95.61%
               30 to 59 days                                                                                                1.46%
               60 to 89 days                                                                                                1.01%
               90 or more days                                                                                              1.92%
                                                                                                               -------------------
                                            Total Receivables                                                             100.00%

(vii)  Investor Default Amount                              2,733,337.04      155,303.24      217,424.54             3,106,064.82

(viii) Investor Charge-Offs                                         0.00            0.00            0.00                     0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                   0.00            0.00            0.00

(x)    Net Servicing Fee                                      458,333.33       26,041.67       36,458.33               520,833.33

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                      12.84%

(xii)  Reallocated Monthly Principal                                                0.00            0.00                     0.00

(xiii) Closing Investor Interest (Class A Adjusted)       550,000,000.00   31,250,000.00   43,750,000.00           625,000,000.00

(xiv)  LIBOR                                                                                                             3.64000%

(xv)   Principal Funding Account Balance                                                                                     0.00

(xvii) Accumulation Shortfall                                                                                                0.00

(xviii)Principal Funding Investment Proceeds                                                                                 0.00

(xx)   Principal Investment Funding Shortfall                                                                                0.00

(xxi)  Available Funds                                      8,158,113.29      463,529.16      648,940.83             9,270,583.29

(xxii) Certificate Rate                                         5.98000%        6.16000%        4.39000%



       By:
               -----------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-3

                                                      Distribution Date: 9/17/01



Section 5.2 - Supplement                                          Class A         Class B       Collateral          Total
---------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                     0.00            0.00            0.00               0.00

(ii)   Monthly Interest Distributed                              2,434,132.89      141,813.47      131,881.76       2,707,828.12
       Deficiency Amounts                                                0.00            0.00                               0.00
       Additional Interest                                               0.00            0.00                               0.00
       Accrued and Unpaid Interest                                                                       0.00               0.00

(iii)  Collections of Principal Receivables                     63,726,516.28    3,620,805.45    5,069,319.57      72,416,641.31

(iv)   Collections of Finance Charge Receivables                 6,454,235.51      366,715.97      513,421.80       7,334,373.27

(v)    Aggregate Amount of Principal Receivables                                                               21,461,014,160.96

                                           Investor Interest   411,983,000.00   23,408,000.00   32,772,440.86     468,163,440.86
                                           Adjusted Interest   411,983,000.00   23,408,000.00   32,772,440.86     468,163,440.86

                                                     Series
       Floating Investor Percentage                     2.18%          88.00%           5.00%           7.00%            100.00%
       Fixed Investor Percentage                        2.18%          88.00%           5.00%           7.00%            100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                    95.61%
               30 to 59 days                                                                                               1.46%
               60 to 89 days                                                                                               1.01%
               90 or more days                                                                                             1.92%
                                                                                                              -------------------
                                                    Total Receivables                                                    100.00%

(vii)  Investor Default Amount                                   2,047,433.44      116,330.82      162,869.32       2,326,633.59

(viii) Investor Charge-Offs                                              0.00            0.00            0.00               0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                        0.00            0.00            0.00

(x)    Net Servicing Fee                                           343,319.17       19,506.67       27,310.37         390,136.20

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                     12.84%

(xii)  Reallocated Monthly Principal                                                     0.00            0.00               0.00

(xiii) Closing Investor Interest (Class A Adjusted)            411,983,000.00   23,408,000.00   32,772,440.86     468,163,440.86

(xiv)  LIBOR                                                                                                            3.64000%

(xv)   Principal Funding Account Balance                                                                                    0.00

(xvii) Accumulation Shortfall                                                                                               0.00

(xviii)Principal Funding Investment Proceeds                                                                                0.00

(xx)   Principal Investment Funding Shortfall                                                                               0.00

(xxi)  Available Funds                                           6,110,916.34      347,209.30      486,111.43       6,944,237.07

(xxii) Certificate Rate                                              7.09000%        7.27000%        4.39000%





       By:
               -------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President